UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2010
CSB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio	44654

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 674-9015
Not Applicable
(Former Name or former address if changed since last report)
Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 — Submission of Matters to a Vote of Security Holders
(a) On April 21, 2010, CSB Bancorp, Inc. (“CSB”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on the March 1, 2010 record date, 2,734,799 CSB common shares were outstanding and entitled to vote. At the Annual Meeting, 2,050,725 or 74.99%, of the outstanding common shares entitled to vote were represented by proxy or in person.
(b) Directors elected at the Annual Meeting for a three year term to expire at the 2013 Annual Meeting of Shareholders:

	For	Withheld	Broker Non-Votes
Jeffery A. Robb	1,734,951	42,967	272,805
John R. Waltman	1,770,051	7,869	272,805
Other directors whose term of office continued after the Annual Meeting:
Ronald E. Holtman
Dr. Daniel J. Miller
Eddie L. Steiner
Robert K. Baker
J. Thomas Lang
(c) The vote to ratify the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the year 2010.

For	Against	Abstain
2,046,945	696	3,083

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.
	By:	/s/ Paula J. Meiler
Paula J. Meiler
Date: April 23, 2010		Senior Vice President and Chief Financial Officer